UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2022

NANO MOBILE HEALTHCARE, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	000-55155 (Commission File Number)	98-0659770 (I.R.S. Employer Identification No.)

370 Ampola Ave., Suite 200-A
Torrance, CA 90501
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (424) 358-1046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.00001	VNTH	OTCMKTS

Item 4.01	Changes in Registrant’s Certifying Accountant

On November 2, 2022 the Registrant engaged Haroon Imtiaz, CPA as the Registrant's new independent registered public accounting firm. The appointment of Haroon Imtiaz, CPA was approved by the Board of Directors of Nano Mobile Healthcare, Inc.. Haroon Imtiaz, CPAwill be reviewing and providing audit services related to the financial statements that are to be included in the Annual Report for the period ended December 31, 2021. Haroon Imtiaz, CPA did not prepare or provide any financial reports for any periods prior to the date of engagement, nor did it prepare or provide any financial reports for, or prior to the year ended December 31, 2021. Neither the Company, nor any person on behalf of the Company, consulted with Haroon Imtiaz, CPA during the Company's two most recent fiscal years or the subsequent interim period prior to the engagement of Haroon Imtiaz, CPA.

Item 9.01.             Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

10.1 Audit Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANO MOBILE HEALTHCARE, INC.

Date: December 1, 2022	By: /s/ Adam Matruski
	Name:	Adam Matruski
	Title:	Chairman, President and CEO